Quarterly Earnings and

Supplemental Operating and Financial Data

September 30, 2013

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

September 30, 2013

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.66 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2013, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE

Tuesday, November 5, 2013

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2013 RESULTS

New York, NY - November 5, 2013 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2013.

Third Quarter 2013 Highlights

•	Generated Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), of $56.1 million, or $0.25 per diluted common share.
•	Executed 2.7 million square feet of new and extended leases, raising renewal rents by 4.3% and overall portfolio occupancy to 98.1%.
•	Invested $46.5 million in current build-to-suit projects and other investments and entered into an agreement to fund a new build-to-suit project of $98.6 million.
•	Produced $22.4 million of gross proceeds from dispositions.

Subsequent to Quarter End Highlights

•	Increased our quarterly common share dividend by 10% to $0.165 per share for the quarter ended December 31, 2013.
•	Acquired three land parcels in New York, New York which are net leased for a 99-year term for an aggregate $302.0 million and arranged, on a non-binding basis, to obtain a 13-year, $213.5 million non-recourse secured financing at a fixed interest rate of 4.66%.
•	Agreed to lend $85.0 million for a build-to-suit construction project at a fixed interest rate of 9.0%.
•	Issued 11.5 million common shares in a public offering raising gross proceeds of $126.3 million.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “Our portfolio continues to perform well as evidenced by our robust leasing volume and high occupancy. We believe recent investment activity, together with year-to-date leasing progress and refinancing activity have created good visibility with respect to projected growth in funds from operations per share for the year ahead. These were important considerations in the Board's recent decision to increase our quarterly common share dividend by 10%.”

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FINANCIAL RESULTS

Revenues

For the quarter ended September 30, 2013, total gross revenues were $97.9 million, compared with total gross revenues of $85.0 million for the quarter ended September 30, 2012. The increase is primarily due to property acquisitions.

Company FFO, As Adjusted

For the quarter ended September 30, 2013, Lexington generated Company FFO, as adjusted, of $56.1 million, or $0.25 per diluted share, compared to Company FFO, as adjusted, for the quarter ended September 30, 2012 of $45.5 million, or $0.25 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income attributable to Lexington Realty Trust shareholders is included later in this press release.

Net Income Attributable to Common Shareholders

For the quarter ended September 30, 2013, net income attributable to common shareholders was $3.0 million, or $0.01 per diluted share, compared with net income attributable to common shareholders for the quarter ended September 30, 2012 of $169.0 million, or $0.96 per diluted share. The decrease in net income is primarily related to a $167.9 million gain on the acquisition of the remaining interest in Net Lease Strategic Assets Fund L.P. recognized in the quarter ended September 30, 2012.

Common Share/Unit Dividend/Distribution

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended September 30, 2013 of $0.15 per common share/unit, which was paid on October 15, 2013 to common shareholders/unitholders of record as of September 30, 2013, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which will be paid on November 15, 2013 to Series C Preferred Shareholders of record as of October 31, 2013.

Subsequent to quarter end, Lexington declared a regular quarterly dividend/distribution for the quarter ended December 31, 2013, of $0.165 per common share/unit, a 10% increase from the prior quarterly dividend of $0.15 per common share/unit. This dividend/distribution is payable on January 15, 2014, to common shareholders/unitholders of record as of December 31, 2013. This dividend/distribution equates to an annualized dividend level of $0.66 per common share/unit. In addition, Lexington declared a dividend of $0.8125 per share on its Series C Preferred Shares. The Series C Preferred Share dividend is payable on or about February 18, 2014 to Series C Preferred Shareholders of record as of January 31, 2014.

OPERATING ACTIVITIES

Leasing

During the third quarter of 2013, Lexington executed 11 new and extended leases for 2.7 million square feet and ended the quarter with overall portfolio occupancy of 98.1%.

Capital Recycling

Dispositions

During the third quarter of 2013, Lexington disposed of its interests in four properties to unrelated third parties for a gross sales price of $22.4 million.

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Investment Activity

Build-to-Suit Projects – Third Quarter Updates

Lexington entered into a build-to-suit arrangement to acquire and construct a 279,000 square foot, 16-floor office building and a parking garage in Richmond, Virginia. The maximum construction loan amount is $98.6 million and the purchase price is currently $94.4 million (8.0% initial cap rate). Upon completion of construction, a 15-year net lease with a single tenant for approximately 78% of the office building will commence. The balance of the office building is subject to a master lease with the developer, which has a term of two years from the completion of construction and provides the developer with the opportunity to re-lease such space in exchange for an increase in the purchase price equal to the initial annual rent divided by 14.72%.

In addition, Lexington continues to fund the construction of, and/or is under contract to acquire, the previously announced build-to-suit projects in (1) Rantoul, Illinois (8.0% initial cap rate), (2) Bingen, Washington (10.7% initial cap rate), (3) Las Vegas, Nevada (7.3% initial cap rate) and (4) Albany, Georgia (9.0% initial cap rate). The aggregate estimated cost of these five build-to-suit projects is approximately $197.2 million of which approximately $60.0 million was invested as of September 30, 2013. In addition, Lexington is committed to acquire upon its completion a property in Omaha, Nebraska for $39.1 million (7.1% initial cap rate). Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.

Joint Venture Investments – Third Quarter Updates

Lexington acquired the remaining interest in its Long Island City, New York industrial property that it did not already own for $8.9 million.

Lexington invested $5.0 million in a joint venture, which acquired the fee interest and the related office building improvements of a property in Baltimore, Maryland. Beginning in October 2015, Lexington has the right to require the redemption of its interest in the joint venture in exchange for a distribution of the fee interest, which is currently leased for a 99-year term to the joint venture.

Subsequent to Quarter End Investments

Lexington acquired a portfolio of three parcels of land in New York, New York consisting of an aggregate of 0.6 acres, which are net leased to tenants under non-cancellable 99-year leases. The aggregate purchase price was $302.0 million. The improvements on these parcels are owned by the tenants under Lexington leases and currently consist of three high-rise hotels built in 2010, which contain an aggregate of approximately 480,000 square feet, 103 floors and 1,179 guest rooms. The hotels are known as the DoubleTree by Hilton Hotel New York City - Financial District, the Sheraton Tribeca New York Hotel and the Element New York Times Square West. The aggregate initial annual rent under the leases is approximately $14.9 million, which represents approximately 4.93% of the aggregate purchase price. The rent under each lease increases by a minimum of 2.0% each year with further annual increases, not to exceed 3.0% per annum in the aggregate, at specified intervals based on the increase in the Consumer Price Index, or CPI. The total aggregate minimum rent (excluding any additional CPI increases) under the leases over the 99-year lease terms is approximately $4.5 billion. Each tenant has a purchase option that can be exercised at the end of the 25th, 50th and 75th lease year at a price that is equal to the greater of (1) the original purchase price plus a 7.5% return (inclusive of rent payments) for the holding period (compounded monthly) and (2) a specified floor price, which in each case is in excess of the allocated purchase price, and is $305.0 million in the aggregate.

5

Lexington agreed to lend up to $85.0 million for the construction of an approximately 168,000 square foot hospital in Kennewick, Washington. Upon completion of construction, a 30-year lease between the borrower/landowner and the public hospital district will commence, which lease requires the public hospital district to purchase the hospital from the borrower/landowner on May 1, 2022 for $110.0 million. The financing (1) provides for accrued interest on the outstanding balance at a rate of 6.5% (compounded monthly) until substantial completion, (2) requires regular payments of interest only at an annual rate of 8.75% after substantial completion, (3) accrues interest at 9.0% after substantial completion and (4) matures on May 1, 2022 when an estimated balloon payment of approximately $87.5 million is due.

Lexington acquired a property in Danville, Virginia for approximately $4.7 million (5.5% initial cap rate). The property is net leased for a current term expiring January 2029, with 11 five-year tenant renewal options.

Lexington formed a joint venture, in which it has a 15% interest, to acquire a portfolio of veterinary hospitals for $39.5 million (6.9% initial cap rate), which are net leased for a 20-year term. The acquisition was partially funded by a $18.8 million, non-recourse mortgage loan with a fixed interest rate of 4.01% and maturity of November 2018.

CAPITAL MARKETS

Capital Activities and Balance Sheet Update

During the third quarter of 2013, Lexington repaid $8.6 million of secured debt which had an interest rate of 5.3%.

Lexington converted approximately $12.2 million original principal amount of 6.00% Convertible Guaranteed Notes due 2030 for 1.8 million common shares and a cash payment of $0.6 million, reducing the outstanding balance of this issuance to $29.0 million.

During the third quarter of 2013, Lexington borrowed $67.0 million on its unsecured revolving credit facility.

Subsequent to quarter end, Lexington:

•	borrowed $216.0 million, net, under its unsecured revolving credit facility;

•	issued 11.5 million common shares raising gross proceeds of $126.3 million, after underwriting discounts and commissions; and

•	entered into a nonbinding term sheet with a life insurance company and locked rate for a $213.5 million non-recourse secured financing, which is expected to bear interest at a fixed-rate of 4.66% and mature in 13 years. This financing is subject to documentation and certain conditions, including lender due diligence and approval and Lexington gives no assurance that it will be consummated or expectations of the final terms.

2013 EARNINGS GUIDANCE

Lexington affirms its estimate of Company FFO, as adjusted, within an expected range of $1.01 to $1.04 per diluted share for the year ended December 31, 2013. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

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THIRD QUARTER 2013 CONFERENCE CALL

Lexington will host a conference call today, Tuesday, November 5, 2013, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2013. Interested parties may participate in this conference call by dialing (888) 280-4443 or (719) 457-2657. A replay of the call will be available through November 19, 2013, at (877) 870-5176 or (858) 384-5517, pin: 9218025. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.66 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2013, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Gross revenues:
Rental	$90,173	$77,455	$268,215	$220,011
Advisory and incentive fees	98	297	426	1,385
Tenant reimbursements	7,675	7,206	23,425	21,486
Total gross revenues	97,946	84,958	292,066	242,882

Expense applicable to revenues:
Depreciation and amortization	(44,523)	(39,012)	(133,747)	(112,980)
Property operating	(15,888)	(14,595)	(47,082)	(41,769)
General and administrative	(6,358)	(5,810)	(20,116)	(17,368)
Non-operating income	2,152	1,356	5,487	5,601
Interest and amortization expense	(22,879)	(24,140)	(69,585)	(71,401)
Debt satisfaction gains (charges), net	(2,968)	12	(25,397)	(1,639)
Gain on acquisition	—	167,864	—	167,864
Litigation reserve	—	25	—	(2,775)
Impairment charges	—	(4,262)	(2,413)	(4,262)
Income (loss) before provision for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	7,482	166,396	(787)	164,153
Provision for income taxes	(2,447)	(294)	(3,005)	(799)
Equity in earnings (losses) of non-consolidated entities	(737)	3,799	(397)	21,469
Income (loss) from continuing operations	4,298	169,901	(4,189)	184,823

Discontinued operations:
Income (loss) from discontinued operations	311	355	2,646	(2,159)
Provision for income taxes	(779)	(54)	(1,946)	(66)
Debt satisfaction gains (charges), net	(2)	(1,189)	8,955	539
Gains on sales of properties	2,129	6,276	14,935	8,946
Impairment charges	(802)	—	(9,537)	(5,690)
Total discontinued operations	857	5,388	15,053	1,570
Net income	5,155	175,289	10,864	186,393
Less net income attributable to noncontrolling interests	(460)	(748)	(2,057)	(3,730)
Net income attributable to Lexington Realty Trust shareholders	4,695	174,541	8,807	182,663
Dividends attributable to preferred shares - Series B	—	—	—	(2,298)
Dividends attributable to preferred shares - Series C	(1,573)	(1,573)	(4,718)	(4,718)
Dividends attributable to preferred shares - Series D	—	(2,926)	(3,543)	(8,777)
Allocation to participating securities	(144)	(1,092)	(482)	(1,179)
Deemed dividend - Series B	—	—	—	(2,346)
Redemption discount - Series C	—	—	—	229
Deemed dividend - Series D	—	—	(5,230)	—
Net income (loss) attributable to common shareholders	$2,978	$168,950	$(5,166)	$163,574
Income (loss) per common share - basic:
Income (loss) from continuing operations	$0.01	$1.05	$(0.10)	$1.06
Income from discontinued operations	—	0.04	0.07	—
Net income (loss) attributable to common shareholders	$0.01	$1.09	$(0.03)	$1.06

Weighted-average common shares outstanding - basic:	213,649,374	154,980,137	204,923,085	154,564,041

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$0.01	$0.93	$(0.10)	$0.98
Income (loss) from discontinued operations	—	0.03	0.07	—
Net income (loss) attributable to common shareholders	$0.01	$0.96	$(0.03)	$0.98

Weighted-average common shares outstanding - diluted	214,406,065	180,855,164	204,923,085	180,449,070

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$2,069	$163,481	$(19,769)	$163,552
Income from discontinued operations	909	5,469	14,603	22
Net income (loss) attributable to common shareholders	$2,978	$168,950	$(5,166)	$163,574

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

September 30, 2013 (unaudited) and December 31, 2012

(In thousands, except share and per share data)

	2013	2012
Assets:
Real estate, at cost	$3,597,145	$3,564,466
Real estate - intangible assets	693,890	685,914
Investments in real estate under construction	57,561	65,122
	4,348,596	4,315,502
Less: accumulated depreciation and amortization	1,240,298	1,150,417
	3,108,298	3,165,085
Cash and cash equivalents	86,182	34,024
Restricted cash	25,182	26,741
Investment in and advances to non-consolidated entities	15,232	27,129
Deferred expenses, net	61,652	57,549
Loans receivable, net	93,228	72,540
Rent receivable - current	7,778	7,355
Rent receivable - deferred	4,388	—
Other assets	50,923	27,780
Total assets	$3,452,863	$3,418,203

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,029,838	$1,415,961
Credit facility borrowings	67,000	—
Term loans payable	319,000	255,000
Senior notes payable	247,646	—
Convertible notes payable	27,367	78,127
Trust preferred securities	129,120	129,120
Dividends payable	34,531	31,351
Accounts payable and other liabilities	42,102	70,367
Accrued interest payable	11,642	11,980
Deferred revenue - including below market leases, net	70,767	79,908
Prepaid rent	19,111	13,224
Total liabilities	1,998,124	2,085,038

Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding in 2012	—	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 216,391,768 and 178,616,664 shares issued and outstanding in 2013 and 2012, respectively	22	18
Additional paid-in-capital	2,587,748	2,212,949
Accumulated distributions in excess of net income	(1,254,048)	(1,143,803)
Accumulated other comprehensive income (loss)	2,299	(6,224)
Total shareholders' equity	1,430,037	1,306,730
Noncontrolling interests	24,702	26,435
Total equity	1,454,739	1,333,165
Total liabilities and equity	$3,452,863	$3,418,203

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$2,069	$163,481	$(19,769)	$163,552
Income from discontinued operations attributable to common shareholders	909	5,469	14,603	22
Net income (loss) attributable to common shareholders	$2,978	$168,950	$(5,166)	$163,574

Weighted-average number of common shares outstanding	213,649,374	154,980,137	204,923,085	154,564,041

Income (loss) per common share:
Income (loss) from continuing operations	$0.01	$1.05	$(0.10)	$1.06
Income from discontinued operations	—	0.04	0.07	—
Net income (loss) attributable to common shareholders	$0.01	$1.09	$(0.03)	$1.06

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$2,069	$163,481	$(19,769)	$163,552
Impact of assumed conversions:
Share options	—	—	—	—
Operating Partnership Units	—	538	—	1,266
6.00% Convertible Guaranteed Notes	—	2,327	—	6,980
Series C Preferred Shares	—	1,573	—	4,489
Income (loss) from continuing operations attributable to common shareholders	2,069	167,919	(19,769)	176,287
Income from discontinued operations attributable to common shareholders - basic	909	5,469	14,603	22
Impact of assumed conversions:
Operating Partnership Units	—	(63)	—	(353)
Income (loss) from discontinued operations attributable to common shareholders	909	5,406	14,603	(331)
Net income (loss) attributable to common shareholders	$2,978	$173,325	$(5,166)	$175,956

Weighted-average common shares outstanding - basic	213,649,374	154,980,137	204,923,085	154,564,041
Effect of dilutive securities:
Share options	756,691	344,721	—	279,699
Operating Partnership Units	—	4,400,389	—	4,479,451
6.00% Convertible Guaranteed Notes	—	16,419,347	—	16,412,836
Series C Preferred Shares	—	4,710,570	—	4,713,043
Weighted-average common shares outstanding	214,406,065	180,855,164	204,923,085	180,449,070

Income (loss) per common share:
Income (loss) from continuing operations	$0.01	$0.93	$(0.10)	$0.98
Income (loss) from discontinued operations	—	0.03	0.07	—
Net income (loss) attributable to common shareholders	$0.01	$0.96	$(0.03)	$0.98

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income attributable to Lexington Realty Trust shareholders	$4,695	$174,541	$8,807	$182,663
Adjustments:
Depreciation and amortization	43,227	39,190	131,343	118,809
Impairment charges - real estate, including nonconsolidated joint venture real estate	1,727	4,262	12,875	9,952
Noncontrolling interests - OP units	202	475	1,286	913
Amortization of leasing commissions	1,445	1,212	4,124	3,509
Joint venture and noncontrolling interest adjustment	554	(911)	1,675	15
Preferred dividends - Series B & D	—	(2,926)	(3,543)	(11,075)
Gains on sales of properties, net of tax	556	(6,276)	(11,325)	(8,946)
Gain on sale - joint venture investment	—	—	—	(7,000)
Gain on acquisition	—	(167,864)	—	(167,864)
Interest and amortization on 6.00% Convertible Guaranteed Notes	642	2,327	2,534	6,980
Reported Company FFO	53,048	44,030	147,776	127,956
Debt satisfaction charges, net	2,970	1,177	16,442	1,100
Litigation reserve	—	(25)	—	2,775
Other	35	276	230	598
Company FFO, as adjusted	56,053	45,458	164,448	132,429

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(6,361)	(3,565)	(9,281)	408
Lease incentives	402	313	1,032	1,143
Amortization of below/above market leases	34	(913)	(136)	(3,608)
Non-cash interest, net	(185)	(312)	(532)	(1,168)
Non-cash charges, net	2,009	1,104	5,601	3,462
Tenant improvements	(2,441)	(11,120)	(30,590)	(16,920)
Lease costs	(5,038)	(4,222)	(9,957)	(7,853)
Reported Company Funds Available for Distribution	$44,473	$26,743	$120,585	$107,893

Per Share Amounts
Basic:
Reported Company FFO	$0.23	$0.24	$0.67	$0.71
Company FFO, as adjusted	$0.25	$0.25	$0.75	$0.73
Company FAD	$0.20	$0.15	$0.55	$0.60

Diluted:
Reported Company FFO	$0.23	$0.24	$0.67	$0.71
Company FFO, as adjusted	$0.25	$0.25	$0.74	$0.73
Company FAD	$0.19	$0.15	$0.55	$0.60

11

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
Basic:	2013	2012	2013	2012

Weighted-average common shares outstanding - EPS basic	213,649,374	154,980,137	204,923,085	154,564,041
6.00% Convertible Guaranteed Notes	4,684,069	16,419,347	6,029,067	16,412,836
Non-vested share-based payment awards	487,237	245,166	494,937	200,741
Operating Partnership Units	4,110,748	4,400,389	4,165,362	4,479,451
Preferred Shares - Series C	4,710,570	4,710,570	4,710,570	4,713,043

Weighted-average common shares outstanding - basic	227,641,998	180,755,609	220,323,021	180,370,112

Diluted:

Weighted-average common shares outstanding - basic	227,641,998	180,755,609	220,323,021	180,370,112
Options - Incremental shares	756,691	344,721	876,738	279,699

Weighted-average common shares outstanding - diluted	228,398,689	181,100,330	221,199,759	180,649,811

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes due 2030 because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

12

LEXINGTON REALTY TRUST

2013 Third Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2013 Extensions
1	Management & Training Corporation	Honolulu	HI	06/2013	MTM	888	$24	$32	$24	$32
2	Tour Master Hawaii LLC	Honolulu	HI	07/2013	07/2014	266	$5	$3	$5	$3
3	Victor Fujita	Honolulu	HI	08/2013	08/2015	297	$8	$6	$8	$6
4	Honeywell International Inc.	Colorado Springs	CO	11/2013	11/2016	166,575	$1,712	$1,630	$1,690	$1,599
.
4	Total office/multi-tenant lease extensions					168,026	$1,749	$1,671	$1,727	$1,640

	Industrial			2014 Extension
1	Michelin North America, Inc.	Moody	AL	01/2014	12/2017	595,346	$1,340	$1,054	$1,380	$1,054
				2015 Extension
2	Michelin North America, Inc.	Temperance	MI	01/2015	07/2016	744,570	$2,286	$2,286	$2,286	$2,286
3	Michelin North America, Inc.	Laurens	SC	01/2015	01/2017	1,164,000	$3,387	$3,387	$3,387	$3,387

3	Total industrial lease extension					2,503,916	$7,013	$6,727	$7,053	$6,727
				`
7	TOTAL EXTENDED LEASES					2,671,942	$8,762	$8,398	$8,780	$8,367

NEW LEASES

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	Clayden Jim & Associates	Honolulu	HI	08/2015	444	$3	$3
2	Woodbridge Capital Investments LLC	Johnson City	TN	07/2016	1,659	$28	$28
3	Groundhog Enterprises, Inc.	Palm Beach Gardens	FL	05/2019	3,000	$35	$35
4	Vitas Healthcare Corporation of Florida (Vitas Healthcare Corporation)	Palm Beach Gardens	FL	08/2019	6,441	$64	$64

4	Total office/multi-tenant new lease				11,544	$130	$130

4	TOTAL NEW LEASES				11,544	$130	$130

11	TOTAL NEW AND EXTENDED LEASES				2,683,486	$8,892	$8,910

Footnotes

(1)	Assumes twelve months rent from the later of 10/1/13 or lease commencement/extension.

13

LEXINGTON REALTY TRUST

2013 Third Quarter Investment/Capital Recycling Summary

JOINT VENTURE INVESTMENTS

	Tenants	Location		Property Type	Initial Equity Investment ($000)	Initial Cash and GAAP Yield
1	Multi-Tenant(1)	Baltimore	MD	Office	$5,000	5.4%

1	TOTAL JOINT VENTURE INVESTMENTS				$5,000	5.4%

CAPITAL RECYCLING

PROPERTY DISPOSITIONS (2)

	Tenants	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Patient Advocate Foundation / Vacant	Hampton	VA	Office	$5,045	$715	August
2	Multi-Tenant	The Woodlands	TX	Office	$8,700	$(83)	August
3	Gander Mountain Company	Tuscaloosa	AL	Retail	$8,640	$691	September
4	Vacant	Clinton	CT	Office	$-	$-	September

4	TOTAL PROPERTY DISPOSITIONS				$22,385	$1,323

Footnotes

(1)	Beginning in October 2015, Lexington has the right to require the redemption of its interest in the joint venture in exchange for a distribution of the fee interest, which is currently leased for a 99-year term to the joint venture.
(2)	Lexington also sold a land parcel for $138 thousand.

14

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

9/30/2013

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE (2)

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 9/30/13 ($000)(1)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q4 2013	Q1 2014	Q2 2014	Q3 2014
1	Rantoul	IL	813,000	20	$42,587	$27,804	$13,922	$-	$-	$-	4Q 13
2	Bingen	WA	124,000	12	$18,898	$2,624	$6,084	$6,084	$4,056	$-	2Q 14
3	Albany	GA	46,000	15	$7,460	$3,971	$3,454	$-	$-	$-	4Q 13
4	Las Vegas	NV	180,000	20	$29,585	$7,730	$7,115	$7,115	$7,115	$-	3Q 14
5	Richmond	VA	279,000	15	$98,644	$15,432	$-	$5,951	$12,063	$13,307	3Q 15

5	TOTAL BUILD-TO-SUIT PROJECTS				$197,174	$57,561	$30,575	$19,150	$23,234	$13,307

FORWARD COMMITMENT (2)

	Tenants	Location		Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	The Gavilion Group LLC	Omaha	NE	Office	$39,125	4Q 13	7.1%	8.5%	20 yrs

1	TOTAL FORWARD COMMITMENT				$39,125		7.1%	8.5%

Footnotes

(1)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $60,015.
(2)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.

15

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2013 ($000) (2)	GAAP Base Rent as of 9/30/2013 ($000) (3)
OFFICE PROPERTIES
2013	10/5/2013	810 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	2000	2,460	24	24
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	22	Northrop Grumman Systems Corporation	1995	94,841	479	479
	11/30/2013	200 Lucent Ln.	Cary	NC	—	Progress Energy Service Company, LLC	1999	124,944	2,022	1,800
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	1998	27,584	450	283
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	298	330
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	21	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	2,042	2,042
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	3,115	3,768
	4/30/2014	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	207	52
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	1,272	1,220
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	1,683	1,592
	10/31/2014	700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	1,525	1,928
	11/30/2014	850-950 Warrenville Rd.	Lisle	IL	—	Flexco, Inc.	1984	7,535	104	104
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,630	1,476
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,813	1,670
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	150	150
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	71	71
		180 South Clinton St.	Rochester	NY	—	Frontier Corporation	1988/2000	226,000	2,263	2,258
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	149	149
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	84	84
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,072	1,034
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	979	931
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	66	66
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	58	58
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	59	59
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1966/1973/1988/1989	187,163	869	1,064
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	800	817
	6/30/2015	2500 Patrick Henry Pkwy.	McDonough	GA	20	Georgia Power Company	1999	111,911	1,180	1,039
		33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,689	2,767
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	793	637
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	2,447	2,396
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Incorporated	1982/1999	65,500	929	489
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	835	942
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	1,444	1,572
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	1,385	1,538
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	178	178
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas Inc.	1964/1972/1988	27,189	144	106
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	1,256	1,010
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	1,773	2,391
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	1991/1998	221,215	1,865	1,739
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	1,130	1,298
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	2002	60,200	911	911
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	389	376
	11/30/2016	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	1980/1990/2002	166,575	1,223	1,213
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	2001	130,290	1,930	1,998
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	42	42
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,260	1,231
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	1,779	1,394
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	1997	70,100	762	762
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	1,336	1,400
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	—	Capital One, National Association	1999	68,118	900	886

16

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2013 ($000) (2)	GAAP Base Rent as of 9/30/2013 ($000) (3)
OFFICE PROPERTIES
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	2000	78,895	753	762
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	720	1,402
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	2,526	2,552
	5/31/2018	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	2,508	1,386
		8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	2003	43,396	285	591
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1977/1978/1985/1990/1993	44,400	359	380
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	233	96
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	2007	62,218	929	644
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	158	158
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	3,662	3,686
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	543	569
		2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	1998	61,766	1,008	950
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	2004	77,484	1,234	1,101
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	1,724	1,724
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985/2006/2007	521,286	5,168	5,260
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	1,012	829
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	1986/1997/2000	252,300	1,349	1,426
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1885/1980/1984/2006	390,100	3,442	3,405
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	1999	141,416	1,694	1,752
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,030	857
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	1984	91,879	1,056	1,167
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	2,569	2,568
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	1983/2002	143,290	1,744	1,683
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	614	580
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	1,060	1,085
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	615	630
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	1985/1986/1992/1999	136,617	1,182	1,304
	8/31/2020	First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,022	860
	9/30/2020	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	2003	59,927	729	722
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	3,353	3,223
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,744	1,967
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	2,484	2,484
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	502	516
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	1,819	1,745
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,582	1,605
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	909	900
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc. (2022)	1998	95,133	1,498	1,532
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	1988	28,591	410	410
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	2003	130,000	1,513	1,399
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	1910	52,337	1,233	1,246
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	1,377	1,620
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	2,339	2,213
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.) / Pacific Union Financial, LLC.	2003	225,049	2,514	2,563
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	—	Alta Resources Corp.	1998	63,261	360	379
	7/1/2023	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	1983	637,503	5,795	6,521
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Oper.	1957/1997	[	1,817	1,817
	Vacant	101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	17,716	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		810 Gears Rd.	Houston	TX	11	(Available for Lease)	2000	76,435	134	132
OFFICE TOTAL/WEIGHTED AVERAGE						99.1% Leased		11,425,671	$125,175	$124,225

17

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 9/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2013 ($000) (2)	GAAP Base Rent as of 9/30/2013 ($000) (3)
LONG-TERM LEASE PROPERTIES
2023	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	Office	1973/1975/1982	202,000	2,624	4,843
	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	Industrial	1979	58,707	0	0
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	Office	2012	32,000	391	430
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	2002	169,083	2,011	1,706
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	2004	169,218	2,729	2,113
	6/30/2024	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	Office	1965/1967/1971	251,924	3,308	1,851
	9/30/2024	6277 Sea Harbor Dr.	Orlando	FL	—	Orlando/Orange County Convention & Visitor Bureau, Inc.	Office	1984/2012	44,752	0	0
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	Office	1997	84,404	914	1,274
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	1987/1988/1990	180,230	1,134	1,023
2025	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	1981/1983	292,700	2,305	2,235
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	1,009	1,009
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	1,266	1,266
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	906	906
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	403	403
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	2,129	2,129
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	2001/2005	420,597	1,552	1,129
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	1997	458,000	1,530	1,688
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	1976/1984	554,385	8,163	5,531
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	1984/2012	267,662	480	3,880
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	875	875
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	846	846
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	2,223	1,903
	3/31/2026	459 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	1,971	2,202
	6/30/2026	351 Chamber Drive	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	774	869
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	2005	77,076	1,042	1,058
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	1,539	1,624
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	786	860
		500 Kinetic Drive	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	892	1,002
	12/29/2026	5500 New Albany Road	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	1,163	1,303
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	1993/2004	159,000	802	751
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	2012	98,849	1,293	1,495
	7/6/2027	2221 Schrock Road	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	423	481
	8/7/2027	25 Lakeview Drive	Jessup	PA	—	TMG Health, Inc.	Office	2012	150,000	1,439	1,876
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	2007	169,585	1,763	4,581
	11/30/2027	1700 Millrace Drive	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	2012	80,011	1,185	1,550
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	1991/1994/1997/2005	264,598	571	594
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	2013	140,330	2,680	2,885
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	Trizetto Corporation	Office	2013	166,912	280	1,915
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	456	456
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	6,053	3,190
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	726	0
		3030 North 3rd Street	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	1986/2011	252,400	2,840	3,633
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	1,652	1,950
2032	4/30/2032	13930 Pike Road	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Industrial	N/A	0	1,326	1,592
2038	3/31/2038	13901/14035 Industrial Road	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Industrial	Various	132,449	2,700	3,459
N/A	Vacant	6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1984/2012	47,100	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						99.5% Leased			10,461,623	$71,154	$76,366

18

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 9/30/2013 ($000) (2)	GAAP Base Rent as of 9/30/2013 ($000) (3)
INDUSTRIAL PROPERTIES
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	—	Wagner Industries, Inc.	1959/1967	168,800	231	231
	5/31/2014	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	250,410	282	282
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	689	689
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA Inc.	1996	72,868	342	203
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	481	481
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	619	619
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	357	366
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	716	687
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	2,749	2,572
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	381	589
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	931	967
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	656	608
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	1978/1993	744,570	1,714	1,714
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	513	513
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	2006	408,000	951	951
	12/31/2016	3686 South Central Ave.	Rockford	IL	7	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.) / Pierce Packaging Co.	1998	90,000	303	236
2017	1/31/2017	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1991/1993	1,164,000	2,540	2,540
	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	1,194	1,271
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	2000	405,000	1,882	1,539
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	913	873
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	832	815
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	2,041	1,947
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	1,034	1,106
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,396	1,437
		2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (CEVA Logistics Holdings, B.V. / PostNL N.V.)	2004	595,346	795	795
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,010	1,007
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	718	718
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	574	523
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	551	937
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	1,151	1,151
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,889	1,958
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	2,550	2,550
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	900	714
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	999	957
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	315	293
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	897	1,119
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	621	563
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	1,269	1,381
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,520	1,310
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	999	1,017
2022	3/31/2022	5417 Campus Drive	Shreveport	LA	—	The Tire Rack, Inc.	2012	257,849	957	1,005
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased		15,241,601	$41,462	$41,234

19

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 9/30/2013 ($000) (2)	GAAP Base Rent as of 9/30/2013 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (8,14)
	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	248,932	476,459	95%	10,958	12,199	55,000
		140 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	2000	13,248	76,885	92%	935	848	18,763
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	2,054	2,034	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	12,273	60,684	46%	480	480	0
		2210 Enterprise Dr.	Florence	SC	11	Multi-Tenant	1998	16,316	176,557	70%	836	952	0
		2300 Litton Ln.	Hebron	KY	—	Multi-Tenant	1986/1996	10,128	80,440	100%	304	301	0
		265 Lehigh St.	Allentown	PA	—	Multi-Tenant	1980	2,920	71,055	32%	97	97	0
		2706 Media Center Dr.	Los Angeles	CA	—	Multi-Tenant	2000	18,070	83,252	24%	173	173	10,281
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	1996	21,271	95,065	36%	282	282	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	15,157	672,629	70%	1,152	1,155	0
		859 Mount Vernon Hwy.	Atlanta	GA	11	Multi-Tenant	2004	14,522	50,400	32%	655	530	40,356
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	1979/2002	16,967	77,459	77%	682	682	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						73.7% Leased			2,059,825		$18,608	$19,733	$124,400

20

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2013 ($000) (2)	GAAP Base Rent as of 9/30/2013 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2014	10/31/2014	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, LLC / Crystal Food Services, LLC	1961/1978	29,119	84	107
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	5	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	67	67
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	1981	40,800	140	215
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	5	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	229	229
		18601 Alderwood Mall Blvd.	Lynnwood	WA	5	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	211	211
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	192	192
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	272	316
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983/1995	42,130	93	93
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	356	243
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	349	349
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	104	104
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	124	124
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	119	126
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	57	57
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	260	260
		130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	1982	59,000	325	786
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1959/1983	28,721	145	145
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	119	247
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	1993	107,210	135	563
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	199	361
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	212	416
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	300	548
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	140	260
2019	3/31/2019	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	136	145
2023	2/28/2023	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	34,555	106	117
N/A	Vacant	1700 State Route 160	Port Orchard	WA	5	(Available for Lease)	1983	11,931	0	0
		S. Carolina 52/52 Bypass	Moncks Corner	SC	11	(Available for Lease)	1982	23,000	10	327
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.6% Leased		1,445,583	$4,484	$6,608

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						98.1% Leased		40,634,303	$260,883	$268,166

Footnotes
1	Square foot leased or available.
2	Nine months ended 9/30/2013 cash rent.
3	Nine months ended 9/30/2013 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Property sold subsequent to 9/30/2013.
6	Lexington has a 71.1% interest in this property.
7	Jacobson Warehouse Company, Inc. lease expires 12/31/2014; however, new tenant (Pierce Packaging Co.) lease expires 12/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Property is classified as a capital lease for GAAP, accordingly $746 of income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $7.9 million in operating expenses, net for the nine months ended 9/30/2013.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024. Yellow Book Sales and Distribution Company, Inc. lease for 3,764 square feet expires 11/2013.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017.
20	Subsequent to 9/30/2013, lease extended to 6/30/2025.
21	Subsequent to 9/30/2013, Siemens Dematic Postal Automation L.P. lease terminated and Lexington entered into an 11-year lease for 111,409 square feet with a new tenant.
22	Subsequent to 9/30/2013, lease extended to 10/31/2018.

21

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

9/30/2013

	Office			Industrial			Retail/Specialty			Multi-Tenant
Year	Net Rentable Area	Cash Rent as of 9/30/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 9/30/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 9/30/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 9/30/2013 ($000)	Annual Rent PSF (2)
2013 - remaining	306,587	$3,324	$14.46	-	$-	$-	-	$-	$-	32,724	$282	$11.49
2014	1,479,077	$18,342	$16.53	892,600	$1,544	$2.31	29,119	$84	$3.85	116,153	$941	$10.80
2015	1,222,462	$14,693	$14.77	469,120	$1,457	$4.14	56,837	$207	$4.86	123,098	$1,350	$14.62
2016	1,183,575	$10,477	$11.80	3,038,794	$8,914	$3.91	129,070	$632	$6.53	132,742	$1,438	$14.44
2017	525,576	$6,141	$15.58	4,747,090	$12,627	$3.55	126,964	$721	$7.57	22,381	$175	$10.43
2018	1,321,002	$13,684	$13.81	1,530,121	$2,853	$2.49	1,003,350	$2,588	$3.97	131,107	$1,260	$12.81
2019	1,778,149	$17,818	$13.36	1,621,875	$3,040	$2.50	30,757	$136	$5.90	138,921	$2,445	$23.47
2020	854,249	$9,535	$14.88	1,249,216	$5,661	$6.04	-	$-	$-	89,992	$415	$6.15
2021	904,802	$11,484	$16.92	1,402,257	$4,409	$4.19	-	$-	$-	534,538	$4,935	$12.31
2022	406,073	$5,563	$18.27	257,849	$957	$4.95	-	$-	$-	-	$-	$-
2023 - Q1 - Q3	1,349,469	$12,385	$12.24	-	$-	$-	34,555	$106	$4.09	-	$-	$-
Thereafter	3,932,330	$43,615	$14.58	6,364,842	$25,819	$5.75	112,535	$1,498	$17.75	185,436	$3,789	$27.24
Total/Weighted Average (1)	15,263,351	$167,061	$14.44	21,573,764	$67,281	$4.26	1,523,187	$5,972	$5.58	1,507,092	$17,030	$15.07

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.
(2)	For properties acquired cash rents are annualized.

22

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

9/30/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2013 ($000)	Percent of GAAP Base Rent as of 9/30/2013	Percent of GAAP Base Rent as of 9/30/2012
2013 - remaining	6	$2,967	1.2%	1.8%
2014	24	$20,224	8.2%	12.9%
2015	17	$15,293	6.2%	11.5%
2016	20	$20,405	8.3%	6.7%
2017	19	$18,752	7.6%	7.0%
2018	30	$20,707	8.4%	10.6%
2019	14	$20,884	8.5%	11.6%
2020	13	$15,065	6.1%	5.0%
2021	10	$15,811	6.4%	7.0%
2022	6	$6,492	2.6%	2.0%
2023 - Q1 - Q3	6	$13,413	5.4%	3.1%
Thereafter	46	$76,144	30.9%	17.2%

Total (1)	211	$246,157	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

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Lease Rollover Schedule - Consolidated Properties GAAP Basis

9/30/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 9/30/2013 ($000)	Percent of GAAP Base Rent as of 9/30/2013
2013 - remaining	21	$3,249	1.2%
2014	40	$21,165	8.0%
2015	37	$16,578	6.3%
2016	33	$21,820	8.3%
2017	21	$18,924	7.2%
2018	35	$22,072	8.3%
2019	23	$23,316	8.8%
2020	16	$15,488	5.9%
2021	14	$20,914	7.9%
2022	6	$6,492	2.5%
2023 - Q1 - Q3	6	$13,413	5.1%
Thereafter	48	$81,006	30.6%

Total (1)	300	$264,437	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

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Mortgage Loans Receivable

9/30/2013

Collateral			Loan Balance	Interest	Maturity	Current Estimated Annual Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)	($000)
Office	Schaumburg (3)	IL	$21,636	20.00%	01/2012	$-	$21,636	$-
	Norwalk (4)	CT	$23,625	7.50%	11/2014	$-	$23,625	$4,300
	Southfield	MI	$6,804	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (5)	IL	$26,636	6.45%	10/2015	$2,090	$25,731	$6,704
Retail	Austin	TX	$2,296	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,201	8.00%	02/2021	$219	$-	$-
	Various	Various	$545	8.00%	12/2021	$94	$-	$-
	Various	Various	$692	8.00%	03/2022	$112	$-	$-
Charter School	Homestead (6)	FL	$9,851	7.50%	08/2014	$800	$9,851	$-
	Total Mortgage Loans Receivable		$93,286			$4,597	$91,757	$11,004

Footnotes

(1)	Includes accrued interest receivable and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Subsequent to 9/30/2013, Lexington foreclosed on the borrower and obtained title to the office building collateral.
(4)	Lexington is committed to lend up to a maximum of $32.6 million. Escrow balance represents a security interest of $4.3 million in an account maintained by the borrower.
(5)	Escrow balance includes $2.5 million in a collateral securities account maintained by the borrower and $2.5 million tenant letter of credit held by Lexington. Tenant in property exercised its option to terminate the lease effective 11/30/2013 for a termination payment of $1.3 million.
(6)	Lexington is committed to lend up to approximately $10.7 million.

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2013 Third Quarter Financing Summary

DEBT RETIRED

		Face / Satisfaction ($000)	Rate	Maturity Date
1	Fort Myers, FL	$8,585	5.268%	07/2013
2	6% Convertible Notes	$12,155	6.000%	01/2017

	TOTAL	$20,740

CORPORATE LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Revolving Loan Draw	$67,000	1.33%	02/2017

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Debt Maturity Schedule

9/30/2013

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2013	$4,004	$50,427	$-
2014	$30,334	$83,003	$-
2015	$26,137	$276,547	$-
2016	$19,977	$148,595	$-
2017	$19,884	$68,669	$95,991
	$100,336	$627,241	$95,991

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2013	$361	$-
2014	$1,529	$-
2015	$1,608	$5,469
2016	$1,477	$-
2017	$94	$2,097
	$5,069	$7,566

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2013 Mortgage Maturities by Property Type

9/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2013 ($000)	GAAP Base Rent as of 9/30/2013 ($000)
Office &	1110 Bayfield Dr. (2)	Colorado Springs	CO	166,575	$10,071	11/2013	11/2016	$19,579	$1,223	$1,213
Multi-Tenant	6303 Barfield Rd./859 Mount Vernon Hwy. (2)	Atlanta	GA	289,000	$40,356	11/2013	Various	$76,787	$3,163	$1,916

	Total 2013 Mortgage Maturities			455,575	$50,427			$96,366	$4,386	$3,129

Footnotes

(1) Represents GAAP capitalized costs as of September 30, 2013.

(2) Loan in default as of September 30, 2013.

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2014 Mortgage Maturities by Property Type

9/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2013 ($000)	GAAP Base Rent as of 9/30/2013 ($000)
Office	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$73,183	$5,370	$5,240
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,419	$3,443	$3,146
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,072	$1,034

	Total 2014 Mortgage Maturities			614,453	$83,003			$140,341	$9,885	$9,420

Footnotes

(1) Represents GAAP capitalized costs as of September 30, 2013.

(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

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2015 Mortgage Maturities by Property Type

9/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2013 ($000)	GAAP Base Rent as of 9/30/2013 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$3,115	$3,768
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,706	$726	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$1,513	$1,399
	13775 McLearen Rd.	Herndon	VA	136,617	$10,359	04/2015	07/2020	$25,529	$1,182	$1,304
	10475 Crosspoint Blvd.	Indianapolis	IN	141,416	$11,205	05/2015	Various	$23,198	$1,694	$1,752
	100, 120, 140 East Shore Dr.	Glen Allen	VA	222,048	$18,321	05/2015	Various	$38,262	$2,378	$2,303
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$1,744	$1,967
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2024	$12,604	$914	$1,274
	2550 Interstate Dr.	Harrisburg	PA	89,350	$7,792	05/2015	Various	$15,255	$1,458	$1,233
	2706 Media Center Dr. (3)	Los Angeles	CA	83,252	$9,760	05/2015	Vacant / 2015	$18,070	$173	$173
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	12/2021	$15,850	$1,582	$1,605
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$1,683	$1,592
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$1,336	$1,400
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$1,272	$1,220
	2500 Patrick Henry Pkwy.	McDonough	GA	111,911	$11,349	06/2015	06/2015	$16,000	$1,180	$1,039
	3711 San Gabriel	Mission	TX	75,016	$5,371	06/2015	06/2015	$7,600	$793	$637
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$2,447	$2,396
	2529 West Thorne Dr.	Houston	TX	65,500	$2,203	09/2015	09/2015	$5,400	$929	$489
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2025	$78,887	$8,163	$5,531
Industrial	324 Industrial Park Rd.	Franklin	NC	72,868	$-	04/2015	12/2014	$2,300	$342	$203
	6938 Elm Valley Dr.	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$21,970	$1,520	$1,310
	10000 Business Blvd.	Dry Ridge	KY	336,350	$3,482	07/2015	06/2025	$15,227	$1,009	$1,009
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,696	07/2015	06/2025	$19,066	$1,266	$1,266
	4010 Airpark Dr.	Owensboro	KY	211,598	$3,010	07/2015	06/2025	$13,598	$906	$906
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,475	07/2015	06/2025	$6,055	$403	$403
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,151	07/2015	06/2025	$32,222	$2,129	$2,129

	Total 2015 Mortgage Maturities			4,688,322	$276,547			$586,828	$41,857	$38,308

Footnotes

(1)	Represents GAAP capitalized costs as of September 30, 2013.
(2)	Property is classified as a capital lease for GAAP, accordingly $746 of GAAP income is included in non-operating income.
(3)	Loan in default as of September 30, 2013.

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2016 Mortgage Maturities by Property Type

9/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2013 ($000)	GAAP Base Rent as of 9/30/2013 ($000)
Office	1600 Eberhardt Rd.	Temple	TX	108,800	$7,463	01/2016	01/2016	$12,209	$1,256	$1,010
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,662	$1,525	$1,928
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$875	$875
	1400 Northeast McWilliams Rd.	Bremerton	WA	60,200	$5,479	04/2016	07/2016	$9,906	$911	$911
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$846	$846
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,388	$1,160	$1,271
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$1,773	$2,391
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,880	$2,263	$2,258
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$1,971	$2,202
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	12/2017	$21,341	$1,396	$1,437
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2016/2015	$10,919	$660	$602
	2935 Van Vactor Dr.	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$9,200	$619	$619
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$1,530	$1,688
Specialty	25500 State Hwy. 249	Tomball	TX	77,076	$8,041	11/2016	08/2026	$15,776	$1,042	$1,058

	Total 2016 Mortgage Maturities			3,164,789	$148,595			$271,474	$17,827	$19,096

Footnotes

(1) Represents GAAP capitalized cost at September 30, 2013.

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2017 Mortgage Maturities by Property Type

9/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 9/30/2013 ($000)	GAAP Base Rent as of 9/30/2013 ($000)
Office	104 & 110 South Front St.	Memphis	TN	37,229	$3,484	01/2017	10/2016	$5,586	$389	$376
	9200 South Park Center Loop	Orlando	FL	59,927	$9,309	02/2017	09/2020	$14,925	$729	$722
	500 Kinetic Drive	Huntington	WV	68,693	$6,500	02/2017	11/2026	$11,160	$892	$1,002
Industrial	7500 Chavenelle Rd.	Dubuque	IA	330,988	$8,725	06/2017	06/2017	$11,660	$913	$873
	5001 Greenwood Rd.	Shreveport	LA	646,000	$19,000	07/2017	10/2026	$26,678	$1,539	$1,624
	1420 Greenwood Rd.	McDonough	GA	296,972	$21,651	11/2017	10/2017	$30,897	$2,041	$1,947

	Total 2017 Mortgage Maturities			1,439,809	$68,669			$100,906	$6,503	$6,544

Footnotes

(1) Represents GAAP capitalized cost at September 30, 2013.

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Consolidated Properties: Mortgages and Notes Payable

9/30/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Colorado Springs, CO	(i)	$10,071	6.250%	11/2013	$-	$10,071
Atlanta, GA	(i)	40,356	5.268%	11/2013	-	40,356
Philadelphia, PA	(e)	44,219	5.060%	07/2014	2,567	43,520
Issaquah, WA	(b)	30,802	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,090	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,693	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,417	5.530%	01/2015	993	12,022
Herndon, VA	(b)	10,748	5.885%	04/2015	888	10,359
Franklin, NC		380	8.500%	04/2015	271	-
Kalamazoo, MI		16,049	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)	18,763	5.377%	05/2015	1,292	18,321
Houston, TX		14,976	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		11,706	5.210%	05/2015	874	11,282
Indianapolis, IN		11,629	5.160%	05/2015	865	11,205
San Antonio, TX		11,577	5.340%	05/2015	875	11,167
Los Angeles, CA	(i)	10,281	5.110%	05/2015	750	9,760
Midlothian, VA		9,390	5.310%	05/2015	708	9,055
Harrisburg, PA		8,089	5.110%	05/2015	599	7,792
Knoxville, TN		6,904	5.310%	05/2015	520	6,658
McDonough, GA		11,745	5.212%	06/2015	836	11,349
Mission, TX		5,605	5.783%	06/2015	462	5,371
Carrollton, TX	(b)	19,198	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	13,720	4.990%	07/2015	1,031	13,151
Hopkinsville, KY		8,029	4.990%	07/2015	603	7,696
Dry Ridge, KY	(n)	3,633	4.990%	07/2015	273	3,482
Owensboro, KY	(n)	3,140	4.990%	07/2015	236	3,010
Elizabethtown, KY	(j)	2,582	4.990%	07/2015	194	2,475
Houston, TX	(b)	29,706	6.250%	09/2015	8,404	18,161
Houston, TX		3,453	8.036%	09/2015	952	2,203
Temple, TX		8,349	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,326	5.732%	03/2016	1,035	13,825
Omaha, NE		8,004	5.610%	04/2016	621	7,560
Bremerton, WA		6,265	6.090%	04/2016	494	5,479
Tempe, AZ		7,559	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,804	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,441	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,614	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,210	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,465	6.210%	08/2016	508	6,153
Glenwillow, OH		15,907	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,059	6.315%	09/2016	497	5,723
Tomball, TX		9,193	6.063%	11/2016	683	8,041
Memphis, TN		3,696	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,780	5.722%	02/2017	696	9,309
Dubuque, IA		9,573	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,848	6.110%	11/2017	1,674	21,651
Lorain, OH	(b)	1,212	7.750%	07/2018	108	-
Manteca, CA	(b)	856	7.750%	07/2018	77	-
Watertown, NY	(b)	805	7.750%	07/2018	72	-

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Consolidated Properties: Mortgages and Notes Payable

9/30/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Lewisburg, WV	(b)	565	7.750%	07/2018	51	-
San Diego, CA	(b)	546	7.750%	07/2018	49	-
Galesburg, IL	(b)	480	7.750%	07/2018	43	-
Erwin, NY		8,786	5.910%	10/2018	728	6,637
Boston, MA		12,818	6.100%	12/2018	996	11,520
North Berwick, ME		7,749	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,435	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	16,897	5.883%	05/2019	1,268	15,182
Meridian, ID		10,257	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,294	5.749%	09/2019	1,344	16,338
Lenexa, KS		10,324	6.270%	12/2019	774	7,770
Boca Raton, FL		20,157	6.470%	02/2020	1,542	18,414
Oakland, ME		9,291	5.930%	10/2020	750	7,660
Lavonia, GA		8,345	5.460%	12/2020	741	5,895
Wall, NJ	(b)	21,847	6.250%	01/2021	3,312	-
Charleston, SC		7,350	5.850%	02/2021	486	6,632
Whippany, NJ		14,681	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		58,549	3.970%	12/2023	6,057	-
Chester, SC		10,150	5.380%	08/2025	1,144	362
Lenexa, KS		40,000	3.700%	11/2027	2,769	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$1,029,838	5.429%	4.2	$80,427	$831,269

Corporate (k)
Revolving Loan	(o)	$67,000	1.329%	02/2017	$903	$67,000
Term Loan		64,000	2.079%	02/2018	1,349	64,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Convertible Notes	(m)(c)	28,991	6.000%	01/2030	1,739	28,991
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$794,111	3.962%	9.3	$31,605	$794,111
Total/Wtg. Avg./Years Remaining (l)		$1,823,949	4.790%	6.4	$112,032	$1,625,380

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes; discount of $1,624 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $2,354 excluded from balance.
(i)	Loan is in default as of 9/30/2013.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(n)	Properties are cross-collateralized.
(o)	Subsequent to 9/30/2013, borrowed an additional $216,000, net.

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Non- Consolidated Investments: Mortgages & Notes Payable

9/30/2013

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$14,053	$5,621	5.240%	05/2015	$976	$13,673	$5,469
One Summit	8,855	$2,657	9.375%	10/2016	3,344	-	-
One Summit	5,999	$1,800	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	14,945	$2,242	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	15,116	$3,779	3.700%	03/2018	842	13,768	3,442
Total/Wtg. Avg. (1)/Years Remaining (2)	$58,968	$16,099	6.09%	2.9	$8,351	$41,423	$11,008

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

35

LEXINGTON REALTY TRUST

Partnership Interests

Nine months ended September 30, 2013

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$545
Interest expense	$385
Depreciation and amortization	$623

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$3,488
Interest expense	$754

Footnotes

(1)	Excludes discontinued operations and OP unit noncontrolling interests.

36

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

9/30/2013

($000)

Balance Sheet

Other assets	$50,923

The components of other assets are:

Deposits	$16,363
Investments- capital lease	10,706
Equipment	392
Prepaids	4,670
Other receivables	824
Deferred tax asset	100
Deferred lease incentives	15,432
Interest rate swap derivative asset	2,299
Other	137

Accounts payable and other liabilities	$42,102

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$13,885
CIP accruals and other	5,402
Taxes	2,285
Deferred lease and loan costs	9,044
Subordinated notes	2,482
Deposits	1,797
Escrows	2,109
Transaction / build-to-suit costs	5,098

Income Statement - Nine months ended September 30, 2013

Non-cash interest expense, net	$962

37

LEXINGTON REALTY TRUST

Select Credit Metrics

	9/30/2012		9/30/2013

Company FFO Payout Ratio	54.8%		60.8%

Unencumbered Assets (1)(2)	$1.66 billion		$2.48 billion

Unencumbered NOI (1)	35.9%		55.9%

Debt + Preferred / Gross Assets	50.0%		40.8%

Debt/Gross Assets	44.4%		38.7%

Market Cap Leverage	52.6%		41.5%

Secured Debt / Gross Assets (1)	32.2%		21.9%

Net Debt / EBITDA	6.7	x	5.7	x

Net Debt + Preferred / EBITDA	7.6	x	6.1	x

Credit Facilities Availability	$203.3 million		$511.4 million

Development / Gross Assets	1.8%		1.4%

EBITDA / Revenue	78.6%		77.0%

EBITDA / PrefDiv + Interest Expense	2.4	x	3.0	x

JV + Advisory Income / Revenues	5.7%		0.3%

Footnotes

(1)	Revolving credit facility and term loans are currently unsecured; accordingly, 9/30/2012 amounts reflect such borrowings as unsecured.
(2)	Includes loans receivable.

38

LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2008		2009		2010		2011		2012

Company FFO Payout Ratio	74.5%		49.6%		43.2%		48.5%		56.1%

Unencumbered Assets (1)(2)	$1.18 billion		$1.36 billion		$1.49 billion		$1.15 billion		$1.76 billion

Unencumbered NOI (1)	27.3%		21.0%		22.9%		25.9%		34.8%

Debt + Preferred / Gross Assets	56.9%		54.5%		49.4%		48.7%		46.6%

Debt/Gross Assets	49.4%		46.9%		41.5%		40.9%		41.1%

Market Cap Leverage	72.9%		65.3%		53.7%		52.5%		46.6%

Secured Debt / Gross Assets (1)	37.0%		36.8%		33.0%		31.9%		30.9%

Net Debt / EBITDA	5.4	x	6.1	x	5.6	x	5.5	x	6.5	x

Net Debt + Preferred / EBITDA	6.3	x	7.1	x	6.7	x	6.6	x	7.3	x

Credit Facilities Availability	$173.3 million		$96.6 million		$215.9 million		$294.3 million		$296.3 million

Development / Gross Assets	0.5%		0.3%		0.7%		0.9%		1.6%

EBITDA / Revenue	92.6%		81.4%		80.1%		77.0%		76.5%

EBITDA / PrefDiv + Interest Expense	2.4	x	2.2	x	2.2	x	2.3	x	2.4	x

JV + Advisory Income or (loss) / Revenues	N/A		N/A		5.9%		8.5%		4.4%

Capital Raised (Retired), net (millions):

Common equity, net	$30.2		$20.0		$166.7		$99.7		$162.7

Preferred equity, net	$(7.5)		$0.0		$0.0		$(15.5)		$(70.0)

Unsecured debt, gross (1)	$(119.0)		$46.0		$82.5		$0.0		$190.4

Secured debt, gross	$(293.5)		$(291.9)		$(305.3)		$(121.3)		$(198.3)

Property dispositions net proceeds	$334.2		$113.1		$80.2		$124.0		$155.2

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.

39

LEXINGTON REALTY TRUST

Other Data

9/30/2013

($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2013 – remaining	$82,263	$88,855
2014	$340,446	$345,447
2015	$308,423	$310,411
2016	$275,756	$276,908
2017	$244,027	$243,084

Other Revenue Data

	GAAP Base Rent as of 9/30/13 (2)	9/30/13 Percentage	9/30/12 Percentage
Asset Class
Office	$124,225	46.3%	53.7%
Long-term leases (3)	$76,366	28.5%	19.6%
Industrial	$41,234	15.4%	15.2%
Multi-tenant	$19,733	7.4%	8.3%
Retail/Specialty	$6,608	2.4%	3.2%
	$268,166	100.0%	100.0%

Credit Ratings (4)
Investment Grade	$129,368	48.2%	49.0%
Non-Investment Grade	$37,217	13.9%	15.5%
Unrated	$101,581	37.9%	35.5%
	$268,166	100.0%	100.0%

Same-Store NOI (5)(6)	Nine months ended September 30
	2013	2012
Total Base Rent	$208,621	$210,800
Tenant Reimbursements	21,993	21,298
Property Operating Expenses	(44,504)	(40,741)
Same-Store NOI	$186,110	$191,357

Change in Same-Store NOI	(2.7)%

Weighted-Average Lease Term	As of 9/30/13	As of 9/30/12
	7.5 years	6.6 years

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 9/30/2013.
(2)	Nine months ended 9/30/2013 GAAP base rent recognized for consolidated properties owned as of 9/30/2013.
(3)	Long-term leases are defined as leases having a term of ten years or longer.
(4)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(5)	NOI is on a consolidated cash basis.
(6)	Excludes properties acquired and sold in 2013 and 2012.

40

LEXINGTON REALTY TRUST

Top 20 Markets

9/30/2013

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 9/30/13 (1)
1	Dallas-Fort Worth-Arlington, TX	8.2%
2	Houston-Sugar Land-Baytown, TX	6.1%
3	Baltimore-Towson, MD	4.5%
4	Memphis, TN-MS-AR	4.5%
5	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.3%
6	Phoenix-Mesa-Scottsdale, AZ	4.1%
7	Kansas City, MO-KS	4.0%
8	Orlando-Kissimmee, FL	3.6%
9	Boston-Cambridge-Quincy, MA-NH	2.9%
10	Los Angeles-Long Beach-Santa Ana, CA	2.8%
11	Atlanta-Sandy Springs-Marietta, GA	2.3%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.3%
13	Columbus, OH	2.1%
14	Denver-Aurora, CO	2.0%
15	Chicago-Naperville-Joliet, IL-IN-WI	1.9%
16	Detroit-Warren-Livonia, MI	1.8%
17	San Jose-Sunnyvale-Santa Clara, CA	1.8%
18	Indianapolis-Carmel, IN	1.7%
19	San Antonio, TX	1.5%
20	Richmond, VA	1.5%
	Total Top 20 Markets (3)	63.9%

Footnotes

(1)	Nine months ended 9/30/2013 GAAP base rent recognized for consolidated properties owned as of 9/30/2013.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

41

LEXINGTON REALTY TRUST

Tenant Industry Diversification

9/30/2013

Industry Category	Percent of GAAP Base Rent as of 9/30/2013 (1) (2)
Finance/Insurance	13.4%
Technology	13.2%
Service	9.4%
Automotive	8.8%
Energy	8.6%
Transportation/Logistics	7.9%
Healthcare	6.2%
Consumer Products	5.7%
Telecommunications	5.0%
Construction/Materials	3.7%
Food	3.4%
Media/Advertising	3.1%
Aerospace/Defense	2.8%
Printing/Production	2.4%
Apparel	1.7%
Retail Department	1.5%
Retail Specialty	1.2%
Education	1.0%
Real Estate	0.9%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Nine months ended 9/30/2013 GAAP base rent recognized for consolidated properties owned as of 9/30/2013.
(2)	Total shown may differ from detailed amounts due to rounding.

42

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

9/30/2013

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 9/30/2013 ($000) (1)	Percent of GAAP Base Rent as of 9/30/2013 ($000) (1) (2)
Federal Express Corporation	3
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7
Bank of America, National Association	8
US Government	2	329,229	0.8%	$7,133	2.7%
Baker Hughes, Inc.	2	619,885	1.5%	$6,020	2.2%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$5,410	2.0%
Morgan, Lewis & Bockius LLP (3)	1	289,432	0.7%	$5,040	1.9%
Xerox Corporation	1	202,000	0.5%	$4,843	1.8%
Invensys Systems, Inc. (Siebe, Inc.)	2	416,613	1.0%	$4,618	1.7%
T-Mobile USA, Inc.	5	386,078	1.0%	$4,284	1.6%
	33	6,252,441	15.4%	$60,750	22.7%

Footnotes

(1)	Nine months ended 9/30/2013 GAAP base rent recognized for consolidated properties owned as of 9/30/2013.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking operations. Lexington has an 80.5% interest in this property.

43

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 43006	250 Royall Street
Providence, RI 02940-3006	Canton, MA 02021
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll

Executive Vice President and Chief Financial Officer

Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

44